Monteagle Funds
Monteagle Fixed Income Fund
Monteagle Informed Investor Growth Fund
Monteagle Quality Growth Fund
Monteagle Select Value Fund
Monteagle Value Fund
(Collectively, the “Funds”)

Supplement to the Prospectus and Statement of Additional Information dated December 29, 2011

Supplement dated May 21, 2012

Closing of Class A and C Shares

On April 26, 2012, the Board of Trustees of the Monteagle Funds approved the closing of Class A and Class C Shares of the Funds.  Effective as of June 15, 2012 Class A and C Shares will no longer be available for purchase (except through reinvested distributions and systematic investment plans).

On July 21, 2012, the Funds will convert their Class A and C Shares into Class I Shares.  Prior to the conversion, shareholders of Class A and C Shares may redeem those shares as described in the Funds’ prospectus.  For shareholders planning to redeem Class C Shares prior to the conversion, please note that the Funds’ principal underwriter will waive the 1.00% contingent deferred sales charge for any Class C Shares redeemed within one year of purchase.

If a shareholder does not redeem his or her Class A or Class C Shares prior to the conversion on July 21, 2012, each shareholder owning such Shares will receive Class I Shares of their respective Fund with an aggregate net asset value equal to the aggregate net asset value of their Class A or Class C Shares immediately prior to the conversion.  In addition, for Class A or C shareholders currently enrolled in a systematic investment plan, after the conversion to Class I Shares, such shareholders will automatically begin purchasing Class I Shares through the plan under the same terms and conditions.  Similarly, following the conversion, reinvested distributions will be invested in Class I Shares.

Please refer to the Funds’ current prospectus for the fees and expenses associated with Class I Shares.  Unlike Class A Shares, Class I shares are not subject to a front-end sales charge (load) and, unlike Class C Shares, Class I shares are not subject to a contingent deferred sales charge (load).  Additionally, unlike each of the Class A and C Shares, the Class I shares are not subject to a Rule 12b-1 distribution fee.  Class I Shares that will be issued upon the conversion have a lower expense ratio than each of the Class A and C Shares.

Automatic conversion into Class I Shares for Class A and C shareholders will be a non-taxable event, meaning that a shareholder should not incur any taxes as a result of the conversion.  Additionally, Class A and C shareholders will have the same aggregate tax basis in Class I Shares received pursuant to the conversion as they had in their respective Class A or C Shares.  Please note, however, that a redemption of Class A or C Shares will be a taxable event and a Class A or C shareholder may recognize a gain or loss in connection with that transaction.  Shareholders should consult their tax advisors for further information regarding the federal, state and/or local tax consequences of redeeming their Class A or C Shares that are relevant to their specific situation.

Additionally, effective as of July 21, 2012, the minimum purchase prices for Class I shares is $50,000.

Monteagle Funds
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